Earnings per share	12 Months Ended
Dec. 31, 2018
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Earnings per share
21.	Earnings per share

Basic earnings per share is computed by dividing the net income attributable to owners of Turquoise Hill by the weighted average number of common shares outstanding during the period. All stock options and share purchase warrants outstanding at each period end have been excluded from the weighted average share calculation. As at December 31, 2018, the number of potentially dilutive shares excluded from the earnings per share calculation due to anti-dilution is nil (December 31, 2017 – 151,042). As of January 29, 2018, there were no longer any outstanding options in the Company’s Equity Incentive Plan. As a result, the Turquoise Hill Board of Directors decided to repeal the Equity Incentive Plan on March 14, 2018.